LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED APRIL 14, 2009

TO THE PROSPECTUS DATED FEBRUARY 28, 2009

OF LEGG MASON PARTNERS VARIABLE MONEY MARKET PORTFOLIO

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Temporary Guarantee Program for Money Market Funds

The fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”) which has been extended through September 18, 2009.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding multiplied by $1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

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